Exhibit 99.1
For immediate release
October 19, 2005
MEDIA CONTACT
Tricia Linderman, 214.932.6798
tricia.linderman@texascapitalbank.com
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES THIRD QUARTER OPERATING RESULTS
Dallas, Texas — October 19, 2005 — Texas Capital Bancshares (Nasdaq: TCBI), the parent company of Texas Capital Bank, announced earnings for the third quarter of 2005.
On a comparative basis:
•	Net income increased 45%

•	EPS increased 40%

•	Loans held for investment grew 30%

•	Total loans grew 31%

•	Demand deposits grew 41%

•	Total deposits grew 43%
“This quarter’s results continue to validate the focus and strategy of the bank,” said Jody Grant, chairman and CEO of TCBI. “Our business is strong, and we continue to supplement it with new lines of business, creating additional profitable loan growth. We are optimistic about the Texas economy and our ability to produce exceptional results.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

	Q3 2005	Q3 2004	% Change
OPERATING RESULTS
Net Income	$7,584	$5,236	45%
Diluted EPS	$.28	$.20	40%
ROA	1.04%	.85%
ROE	14.41%	11.25%
Diluted Shares	26,676	26,264	2%

	Q3 2005	Q3 2004	% Change
BALANCE SHEET
Total Assets	$2,932,662	$2,487,371	18%
Demand Deposits	457,333	324,292	41%
Total Deposits	2,312,345	1,612,762	43%
Loans Held for Investment	1,935,818	1,485,156	30%
Total Loans	2,054,747	1,564,166	31%
Stockholders’ Equity	212,318	190,314	12%
Loans Held for Investment are stated net of unearned income.

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income of $7.6 million for the third quarter of 2005 and $19.4 million for the year to date. For the third quarter and first nine months of 2004, the Company reported net income of $5.2 million and $13.5 million, respectively. On a fully diluted basis, earnings per share were $.28 and $.73, for the three and nine month periods ended September 30, 2005, respectively. For 2004 the EPS comparisons for the three and nine month periods were $.20 and $.52, respectively.
Return on average equity was 14.41 percent and return on average assets was 1.04 percent for the third quarter of 2005 compared to 11.25 percent and .85 percent, respectively, for the third quarter of 2004. The increase in net income and improvement in return on assets and return on equity in 2005 as compared to 2004 results are attributed to growth in net interest income which came from continued earning asset growth, as well as an improvement in net interest margin.
Net interest income was $27.0 million for the third quarter of 2005, compared to $19.4 million for the third quarter of 2004. The increase was due to an increase in average earning assets of $425.2 million over levels reported in the third quarter of 2004 and an improvement in the net interest margin. The increase in average earning assets included a $451.3 million increase in average loans held for investment, an increase of $50.5 million in loans held for sale offset by a decrease of $109.2 million in average securities. The net interest margin in the third quarter of 2005 was 3.97 percent, a 59 basis point increase from the third quarter of 2004 and a 9 basis point increase from the second quarter of 2005. The improvement in the net interest margin resulted primarily from a 157 basis point increase in the yield on earning assets offset by a 124 basis point increase in the cost of interest-bearing liabilities from the prior year.
Average interest bearing liabilities increased $298.5 million from the third quarter of 2004, which included a $411.2 million increase in interest bearing deposits offset by a $112.7 million decrease in other borrowings. For the same periods, the average balance of demand deposits increased 39% to $420.3 million from $302.3 million.
Key measures of credit quality showed improvement during the third quarter of 2005. Net recoveries were $134,000 compared to net recoveries of $78,000 in the third quarter 2004 and net recoveries of $59,000 in the second quarter of 2005. The Company also reported that the ratio of non-performing loans to core loans decreased to 0.12 percent. Due to continued improvement in key measures of credit quality, the Company did not record a provision for possible loan losses during the third quarter of 2005, consistent with the second quarter of 2005 and down from $375,000 in the third quarter of 2004. Reserve coverage of losses, non-performing assets and classified loans remained strong. In management’s opinion, the reserve is sufficient to cover all reasonably expected losses in the portfolio and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.
Non-interest income for the third quarter of 2005 increased $2.3 million, or 67%, to $5.8 million from $3.5 million in the third quarter of 2004. The increase is primarily related to a $1.1 million increase in gains on sale of mortgage loans to $2.2 million from $1.1 million. Additionally, brokered loan fee income, which includes third party fees on mortgage warehouse and premium finance loans, increased $721,000 in the third quarter of 2005 as compared to the third quarter of 2004. Trust fee income increased $296,000 due to continued growth of trust assets.
Non-interest expense for the third quarter of 2005 increased $6.6 million or 46 percent,

to $21.2 million from $14.6 million in the third quarter of 2004. The increase is primarily related to a $4.6 million increase in salaries and employee benefits to $13.5 million from $8.9 million. The increase in salaries and employee benefits resulted from an increase in the total number of employees related to general business growth, additional staffing for the Houston office, addition of the premium finance business, the continued expansion of the residential mortgage lending division, and increased incentive compensation reflective of the Company’s performance.
On October 6, 2005, Texas Capital Bancshares issued $25 million of trust preferred, which matures in 2035. The proceeds will be used to augment capital for support of future growth.
ABOUT TEXAS CAPITAL BANK
Texas Capital Bancshares (Nasdaq: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston, Plano, and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS
(Dollars in thousands except per share data)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2005	2005	2005	2004	2004

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$45,146	$39,167	$34,187	$32,529	$29,019
Interest expense	18,188	14,683	12,519	11,069	9,633

Net interest income	26,958	24,484	21,668	21,460	19,386
Provision for loan losses	—	—	—	200	375

Net interest income after provision for loan losses	26,958	24,484	21,668	21,260	19,011
Non-interest income	5,790	4,694	4,179	3,738	3,463
Non-interest expense	21,249	19,190	17,854	15,917	14,595

Income before income taxes	11,499	9,988	7,993	9,081	7,879
Income tax expense	3,915	3,401	2,717	3,054	2,643

Net income	$7,584	$6,587	$5,276	$6,027	$5,236

Diluted EPS	$.28	$.25	$.20	$.23	$.20

Diluted shares	26,676,335	26,543,191	26,622,813	26,457,466	26,263,714

CONSOLIDATED BALANCE SHEET DATA
Total assets	$2,932,662	$2,818,039	$2,636,920	$2,611,163	$2,487,371
Loans held for investment	1,935,818	1,805,630	1,676,799	1,564,578	1,485,156
Loans held for sale	118,929	120,708	70,672	119,537	79,010
Securities	674,792	725,554	754,154	804,544	820,661
Demand deposits	457,333	475,516	405,162	397,629	324,292
Total deposits	2,312,345	1,971,005	1,981,701	1,789,887	1,612,762
Other borrowings	366,501	610,254	431,682	594,991	653,168
Long-term debt	20,620	20,620	20,620	20,620	20,620
Stockholders’ equity	212,318	205,880	194,511	195,275	190,314

End of period shares	25,672,369	25,616,829	25,557,896	25,461,602	25,292,206
Book value (excluding securities gains/losses)	8.36	8.06	7.79	7.57	7.31

SELECTED FINANCIAL RATIOS
Net interest margin	3.97%	3.88%	3.61%	3.58%	3.38%
Return on average assets	1.04%	.97%	.82%	.94%	.85%
Return on average equity	14.41%	13.14%	10.89%	12.50%	11.25%
Non-interest expense to earning assets	3.10%	3.01%	2.94%	2.63%	2.53%
Efficiency ratio	64.9%	65.8%	69.1%	63.2%	63.9%
Tier 1 capital ratio	9.5%	9.9%	10.4%	10.7%	11.0%
Total capital ratio	10.3%	10.7%	11.3%	11.7%	12.0%
Tier 1 leverage ratio	7.8%	8.1%	8.3%	8.3%	8.3%

ASSET QUALITY SUMMARY
Non-performing loans	$2,294	$5,718	$6,065	$6,059	$7,016
Net charge-offs (recoveries)	(134)	(59)	(17)	233	(78)
Net charge-offs (recoveries) to average loans(1)	(.03)%	(.01)%	(.00)%	.06%	(.02)%
Allowance to loans(1)	.98%	1.04%	1.12%	1.20%	1.26%
Non-performing loans to loans(1)	.12%	.32%	.36%	.39%	.47%
Allowance to non-performing loans(1)	8.2x	3.3x	3.1x	3.1x	2.7x
(1)	Excludes loans held for sale.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	September 30,	September 30,	%
	2005	2004	Change

Assets
Cash and due from banks	$105,584	$62,506	69%
Federal funds sold	38,110	—	100%
Securities, available-for-sale	674,792	820,661	(18)%
Loans held for sale	118,929	79,010	51%
Loans held for investment (net of unearned income)	1,935,818	1,485,156	30%
Less: Allowance for loan losses	18,908	18,731	1%

Loans held for investment, net	1,916,910	1,466,425	31%
Premises and equipment, net	6,916	4,697	47%
Accrued interest receivable and other assets	63,203	52,576	20%
Goodwill and intangible, net	8,218	1,496	449%

Total assets	$2,932,662	$2,487,371	18%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$457,333	$324,292	41%
Interest bearing	1,318,108	1,160,118	14%
Interest bearing in foreign branches	536,904	128,352	318%

Total deposits	2,312,345	1,612,762	43%

Accrued interest payable	4,051	2,660	52%
Other liabilities	16,827	7,847	114%
Federal funds purchased	93,897	146,342	(36)%
Repurchase agreements	271,044	478,581	(43)%
Other borrowings	1,560	28,245	(94)%
Long-term debt	20,620	20,620	—

Total liabilities	2,720,344	2,297,057	18%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 100,000,000
Issued shares —25,672,369 and 25,292,206 at September 30, 2005 and 2004, respectively	257	253
Additional paid-in capital	174,904	170,650
Retained earnings	39,494	14,020
Treasury stock (shares at cost: 84,274 at September 30, 2005 and 2004)	(573)	(573)
Deferred compensation	573	573
Accumulated other comprehensive income (loss), net	(2,337)	5,391

Total stockholders’ equity	212,318	190,314	12%

Total liabilities and stockholders’ equity	$2,932,662	$2,487,371	18%

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share data)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2005	2004	2005	2004

Interest income
Interest and fees on loans	$37,363	$20,455	$94,310	$54,659
Securities	7,442	8,546	23,625	23,633
Federal funds sold	334	15	428	48
Deposits in other banks	7	3	137	9

Total interest income	45,146	29,019	118,500	78,349
Interest expense
Deposits	13,658	6,231	33,037	15,922
Federal funds purchased	989	437	3,224	1,051
Repurchase agreements	2,706	2,572	7,251	6,907
Other borrowings	451	112	809	394
Long-term debt	384	281	1,069	793

Total interest expense	18,188	9,633	45,390	25,067

Net interest income	26,958	19,386	73,110	53,282
Provision for loan losses	—	375	—	1,488

Net interest income after provision for loan losses	26,958	19,011	73,110	51,794
Non-interest income
Service charges on deposit accounts	816	825	2,390	2,573
Trust fee income	778	482	1,979	1,373
Cash processing fees	—	—	—	587
Bank owned life insurance (BOLI) income	267	346	846	996
Brokered loan fees	962	241	1,581	753
Gain on sale of mortgage loans	2,198	1,083	5,874	2,275
Other	769	486	1,993	1,337

Total non-interest income	5,790	3,463	14,663	9,894
Non-interest expense
Salaries and employee benefits	13,465	8,914	36,852	25,008
Net occupancy expense	1,937	1,443	5,495	4,118
Marketing	821	669	2,442	1,772
Legal and professional	1,183	755	3,383	2,327
Communications and data processing	658	764	2,227	2,618
Franchise taxes	49	52	139	205
Other	3,136	1,998	7,755	5,375

Total non-interest expense	21,249	14,595	58,293	41,423

Income before income taxes	11,499	7,879	29,480	20,265
Income tax expense	3,915	2,643	10,033	6,732

Net income	$7,584	$5,236	$19,447	$13,533

Earnings per share:
Basic	$.30	$.21	$.76	$.54
Diluted	$.28	$.20	$.73	$.52

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2005	2005	2005	2004	2004

Beginning balance	$18,774	$18,715	$18,698	$18,731	$18,278
Loans charged-off:
Commercial	14	70	266	258	—
Real estate	—	28	—	—	—
Consumer	32	52	1	16	135
Leases	—	2	58	115	65

Total	46	152	325	389	200
Recoveries:
Commercial	115	171	282	6	142
Leases	65	40	60	150	136

Total recoveries	180	211	342	156	278

Net charge-offs (recoveries)	(134)	(59)	(17)	233	(78)
Provision for loan losses	—	—	—	200	375

Ending balance	$18,908	$18,774	$18,715	$18,698	$18,731

Reserve to loans held for investment(2)	.98%	1.04%	1.12%	1.20%	1.26%
Reserve to average loans held for investment(2)	1.00%	1.07%	1.18%	1.23%	1.31%
Net charge-offs (recoveries) to average loans (1)(2)	(.03)%	(.01)%	(.00)%	.06%	(.02)%
Provision for loan losses to average loans (1) (2)	—	—	—	.05%	.10%
Recoveries to gross charge-offs	391.3%	138.8%	105.2%	40.1%	139.0%
Reserve as a multiple of net charge-offs	N/M	N/M	N/M	80.2x	N/A

Non-performing loans:
Loans past due (90 days)
(3)	$941	$—	$18	$209	$117
Non-accrual	1,353	5,718	6,047	5,850	6,899

Total	$2,294	$5,718	$6,065	$6,059	$7,016

Reserve as a percent of non-performing loans (2)	8.2x	3.3x	3.1x	3.1x	2.7x
(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	Over 90% of the loans past due 90 days and still accruing are premium finance loans. These loans are secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take up to 180 days from the cancellation date.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2005	2005	2005	2004	2004

Interest income
Interest and fees on loans	$37,363	$31,255	$25,692	$23,941	$20,455
Securities	7,442	7,887	8,296	8,567	8,546
Federal funds sold	334	14	80	17	15
Deposits in other banks	7	11	119	4	3

Total interest income	45,146	39,167	34,187	32,529	29,019
Interest expense
Deposits	13,658	10,446	8,933	7,315	6,231
Federal funds purchased	989	1,374	861	740	437
Repurchase agreements	2,706	2,151	2,394	2,631	2,572
Other borrowings	451	354	4	80	112
Long-term debt	384	358	327	303	281

Total interest expense	18,188	14,683	12,519	11,069	9,633

Net interest income	26,958	24,484	21,668	21,460	19,386
Provision for loan losses	—	—	—	200	375

Net interest income after provision for loan losses	26,958	24,484	21,668	21,260	19,011
Non-interest income
Service charges on deposit accounts	816	793	781	797	825
Trust fee income	778	615	586	559	482
Bank owned life insurance (BOLI) income	267	291	288	292	346
Brokered loan fees	962	400	219	243	241
Gain on sale of mortgage loans	2,198	1,911	1,765	1,145	1,083
Other	769	684	540	702	486

Total non-interest income	5,790	4,694	4,179	3,738	3,463
Non-interest expense
Salaries and employee benefits	13,465	11,858	11,529	9,786	8,914
Net occupancy expense	1,937	1,875	1,683	1,577	1,443
Marketing	821	922	699	837	669
Legal and professional	1,183	1,103	1,097	814	755
Communications and data processing	658	914	655	540	764
Franchise taxes	49	45	45	41	52
Other	3,136	2,473	2,146	2,322	1,998

Total non-interest expense	21,249	19,190	17,854	15,917	14,595

Income before income taxes	11,499	9,988	7,993	9,081	7,879
Income tax expense	3,915	3,401	2,717	3,054	2,643

Net income	$7,584	$6,587	$5,276	$6,027	$5,236

QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
(Dollars in thousands)

	3rd Quarter 2005			2nd Quarter 2005			1st Quarter 2005			4th Quarter 2004			3rd Quarter 2004
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate	Balance	Expense (1)(2)	Rate

Assets
Securities — Taxable	$643,319	$7,007	4.32%	$685,058	$7,451	4.36%	$729,907	$7,861	4.37%	$765,943	$8,168	4.24%	$776,302	$8,337	4.27%
Securities — Non-taxable	48,675	669	5.45%	48,694	671	5.53%	48,715	669	5.57%	44,907	614	5.44%	24,925	322	5.14%
Federal funds sold	37,532	334	3.53%	1,980	14	2.84%	12,377	80	2.62%	3,159	17	2.14%	4,192	15	1.42%
Deposits in other banks	895	7	3.10%	1,736	11	2.54%	17,858	119	2.70%	773	4	2.06%	1,128	3	1.06%
Loans held for sale (3)	121,181	3,650	11.95%	84,497	2,897	13.75%	81,956	2,281	11.29%	94,510	2,191	9.22%	70,730	1,765	9.93%
Loans held for investment	1,884,161	33,713	7.10%	1,755,311	28,358	6.48%	1,590,207	23,411	5.97%	1,516,672	21,750	5.71%	1,432,860	18,690	5.19%
Less reserve for loan losses	18,882	—	—	18,753	—	—	18,930	—	—	18,870	—	—	18,440	—	—

Loans, net of reserve	1,986,460	37,363	7.46%	1,821,055	31,255	6.88%	1,653,233	25,692	6.30%	1,592,312	23,941	5.98%	1,485,150	20,455	5.48%

Total earning assets	2,716,881	45,380	6.63%	2,558,523	39,402	6.18%	2,462,090	34,421	5.67%	2,407,094	32,744	5.41%	2,291,697	29,132	5.06%
Cash and other assets	175,986			162,835			148,557			137,702			157,255

Total assets	$2,892,867			$2,721,358			$2,610,647			$2,544,796			$2,448,952

Liabilities and Stockholders’ Equity
Transaction deposits	$107,398	$271	1.00%	$111,029	$272	0.98%	$107,162	$255	0.97%	$104,621	$230	0.87%	$99,245	$150	0.60%
Savings deposits	628,019	4,442	2.81%	654,519	3,906	2.39%	613,391	3,147	2.08%	587,020	2,548	1.73%	581,616	2,005	1.37%
Time deposits	987,731	8,945	3.59%	782,643	6,268	3.21%	765,497	5,531	2.93%	658,447	4,537	2.74%	631,115	4,076	2.57%

Total interest bearing deposits	1,723,148	13,658	3.14%	1,548,191	10,446	2.71%	1,486,050	8,933	2.44%	1,350,088	7,315	2.16%	1,311,976	6,231	1.89%
Other borrowings	504,700	4,146	3.26%	545,896	3,879	2.85%	534,773	3,259	2.47%	635,552	3,451	2.16%	617,394	3,121	2.01%
Long-term debt	20,620	384	7.39%	20,620	358	6.96%	20,620	327	6.43%	20,620	303	5.85%	20,620	281	5.42%

Total interest bearing liabilities	2,248,468	18,188	3.21%	2,114,707	14,683	2.78%	2,041,443	12,519	2.49%	2,006,260	11,069	2.19%	1,949,990	9,633	1.97%
Demand deposits	420,288			397,266			363,398			335,914			302,338
Other liabilities	15,265			8,370			9,241			10,732			11,395
Stockholders’ equity	208,846			201,015			196,565			191,890			185,229

Total liabilities and stockholders’ equity	$2,892,867			$2,721,358			$2,610,647			$2,544,796			$2,448,952

Net interest income		$27,192			$24,719			$21,902			$21,675			$19,499
Net interest income to earning assets			3.97%			3.88%			3.61%			3.58%			3.38%
(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.

(3)	Revenue includes origination fees and other loan fees for our residential mortgage loans that are earned when the loan is sold. This increases our overall yield on these loans since most of the mortgage loans are on our books for less than 30 days.